AXP(R)
                                                                   Equity Select
                                                                            Fund
                                                          2001 SEMIANNUAL REPORT

American
  Express(R)
Funds

(icon of) ruler

AXP Equity Select Fund seeks to provide shareholders with growth of capital.


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Budding Blue Chips

When most people think of stocks, they tend to focus on the notable names in American business -- the blue chips, as they're known. But there's another group of companies that though smaller and less well-known, boast impressive business histories. These mid-sized companies, which we call "budding blue chips," are the foundation of AXP Equity Select Fund. Often, they enjoy a dominant position in their business. For an investor, this means an opportunity to participate in the growth that's likely for these companies and the potential for rising stock prices.

CONTENTS
From the Chairman                                 3
From the Portfolio Managers                       3
Fund Facts                                        5
The 10 Largest Holdings                           6
Financial Statements                              7
Notes to Financial Statements                    10
Investments in Securities                        18

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2 AXP EQUITY SELECT FUND


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

(picture of) Duncan J. Evered
Duncan J. Evered
Portfolio manager

From the Portfolio Managers

Despite a spring rally, AXP Equity Select Fund finished in negative territory during what was another volatile period for the stock market. For the first half of the fiscal year -- December 2000 through May 2001 -- the Fund's Class A shares lost 6.82% (excluding the sales charge).

The stock market was in the final throes of a steep sell-off when the period began, as a weakening economy and a slowdown in corporate profits continued to erode investors' confidence and, as a result, take a toll on share prices. The new year, however, got off to a much better start, thanks to a surprise cut in short-term interest rates by the Federal Reserve (the Fed) that immediately buoyed investors' spirits and sparked a sharp rally in the market.

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                                                     SEMIANNUAL REPORT -- 2001 3


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(picture of) Paul A. Rokosz
Paul A. Rokosz
Portfolio manager

A GOOD FINISH
But by February, ongoing bad news on the economic and profit fronts again soured the mood in the market. Not surprisingly, stocks responded with a steady retreat that didn't come to a halt until early April. At that point, ongoing Fed interest-rate cuts got investors thinking that the economy and corporate profits might show some improvement in the second half of 2001, and they began wading back into the market. The result was a strong rebound during April and May that, although it didn't completely make up for the earlier downturn, ended the period on an encouraging note.

The Fund's performance roughly tracked the movements of the market, although the Fund's ups and downs were somewhat less dramatic. This was mainly the result of the Fund's focus on a broad range of mid-capitalization stocks, which responded in more muted fashion to changes in the investment environment.

Among the Fund's best-performing groups were health care, a substantial area of investment for the Fund which benefited from investors' desire for less-volatile types of stocks, and energy, which got a boost from higher oil and natural gas prices. Consumer stocks, another major area of investment, generated mixed results, with retailing and travel/leisure stocks doing the best.

Technology stocks were extremely volatile during the period. Although the Fund held a lower percentage of them than the average mid-cap fund, tech stocks had an overall negative effect on Fund performance for the period as a whole. Nevertheless, given their longer-term potential, we plan to maintain a moderate exposure to the tech sector.

As for what the rest of the fiscal year may hold, we expect the Fed's rate cuts to fuel an improvement in economic growth before the end of 2001. That, in turn, should filter into corporate profits and provide some support for stock prices. Although a return to the roaring bull market of the late 1990s seems unlikely, we continue to believe that high-quality, mid-cap growth stocks will prove to be a rewarding segment of the market.

Duncan J. Evered

Paul A. Rokosz

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4 AXP EQUITY SELECT FUND


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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                     $11.41
Nov. 30, 2000                                                    $16.35
Decrease                                                         $ 4.94

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                    -6.82%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                     $10.83
Nov. 30, 2000                                                    $15.78
Decrease                                                         $ 4.95

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                    -7.22%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                     $10.84
Nov. 30, 2000                                                    $15.78
Decrease                                                         $ 4.94

Distributions -- Dec. 1, 2000 - May 31, 2000
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                    -7.13%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
May 31, 2001                                                     $11.47
Nov. 30, 2000                                                    $16.41
Decrease                                                         $ 4.94

Distributions -- Dec. 1, 2000 - May 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 3.98
Total distributions                                              $ 3.98
Total return*                                                    -6.77%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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                                                     SEMIANNUAL REPORT -- 2001 5


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The 10 Largest Holdings

                                  Percent                     Value
                              (of net assets)         (as of May 31, 2001)

Whole Foods Market                 3.33%                   $57,270,000
Sigma-Aldrich                      3.32                     57,144,000
Alza                               3.29                     56,580,000
Maxim Integrated Products          3.26                     56,122,000
Fiserv                             3.20                     55,110,000
Biomet                             2.86                     49,137,000
Sungard Data Systems               2.77                     47,584,000
Paychex                            2.46                     42,273,000
Murphy Oil                         2.44                     42,025,000
Cintas                             2.44                     41,976,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 29.37% of net assets

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6 AXP EQUITY SELECT FUND


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


Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund, Inc.

May 31, 2001 (Unaudited)

Assets
Investments in securities, at value (Note 1)
   (identified cost $1,688,671,939)                                                                  $1,761,600,793
Cash in bank on demand deposit                                                                               67,351
Dividends and accrued interest receivable                                                                   362,500
Receivable for investment securities sold                                                                 1,583,935
Capital shares receivable                                                                                    78,172
U.S. government securities held as collateral (Note 4)                                                      798,866
                                                                                                            -------
Total assets                                                                                          1,764,491,617
                                                                                                      -------------

Liabilities
Payable for investment securities purchased                                                               5,496,635
Payable upon return of securities loaned (Note 4)                                                        38,665,766
Accrued investment management services fee                                                                   28,181
Accrued distribution fee                                                                                     17,549
Accrued service fee                                                                                             236
Accrued transfer agency fee                                                                                   2,738
Accrued administrative services fee                                                                           2,289
Other accrued expenses                                                                                      117,433
                                                                                                            -------
Total liabilities                                                                                        44,330,827
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $1,720,160,790
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,520,789
Additional paid-in capital                                                                            1,765,032,028
Net operating loss                                                                                       (7,161,328)
Accumulated net realized gain (loss)                                                                   (112,159,553)
Unrealized appreciation (depreciation) on investments                                                    72,928,854
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $1,720,160,790
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,338,071,127
                                                            Class B                                  $  293,920,349
                                                            Class C                                  $    3,260,980
                                                            Class Y                                  $   84,908,334
Net asset value per share of outstanding capital stock:     Class A shares        117,246,281        $        11.41
                                                            Class B shares         27,129,258        $        10.83
                                                            Class C shares            300,945        $        10.84
                                                            Class Y shares          7,402,405        $        11.47
                                                                                    ---------        --------------

See accompanying notes to financial statements.

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                                                     SEMIANNUAL REPORT -- 2001 7

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


Statement of operations
AXP Equity Select Fund, Inc.

Six months ended May 31, 2001 (Unaudited)

Investment income
Income:
Dividends                                                                                             $   1,664,963
Interest                                                                                                  1,797,821
   Less foreign taxes withheld                                                                               (6,390)
                                                                                                             ------
Total income                                                                                              3,456,394
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        5,609,337
Distribution fee
   Class A                                                                                                1,699,003
   Class B                                                                                                1,384,239
   Class C                                                                                                   11,395
Transfer agency fee                                                                                         960,865
Incremental transfer agency fee
   Class A                                                                                                   68,867
   Class B                                                                                                   43,111
   Class C                                                                                                      566
Service fee -- Class Y                                                                                       40,016
Administrative services fees and expenses                                                                   425,616
Compensation of board members                                                                                 7,683
Custodian fees                                                                                               84,190
Printing and postage                                                                                        138,036
Registration fees                                                                                           158,014
Audit fees                                                                                                   14,000
Other                                                                                                        21,272
                                                                                                             ------
Total expenses                                                                                           10,666,210
   Earnings credits on cash balances (Note 2)                                                               (48,488)
                                                                                                            -------
Total net expenses                                                                                       10,617,722
                                                                                                         ----------
Investment income (loss) -- net                                                                          (7,161,328)
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                             (105,505,950)
Net change in unrealized appreciation (depreciation) on investments                                     (12,711,894)
                                                                                                        -----------
Net gain (loss) on investments                                                                         (118,217,844)
                                                                                                       ------------
Net increase (decrease) in net assets resulting from operations                                       $(125,379,172)
                                                                                                      =============

See accompanying notes to financial statements.

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8 AXP EQUITY SELECT FUND

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Statements of changes in net assets
AXP Equity Select Fund, Inc.

                                                                                 May 31, 2001         Nov. 30, 2000
                                                                             Six months ended            Year ended
                                                                                  (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   (7,161,328)       $  (11,362,665)
Net realized gain (loss) on security transactions                                (105,505,950)           438,923,761
Net change in unrealized appreciation (depreciation) on investments               (12,711,894)         (411,428,391)
                                                                                  -----------          ------------
Net increase (decrease) in net assets resulting from operations                  (125,379,172)           16,132,705
                                                                                 ------------            ----------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                     (353,616,831)         (100,498,802)
     Class B                                                                      (70,131,699)          (12,104,018)
     Class C                                                                         (426,501)                   --
     Class Y                                                                      (19,804,936)             (336,121)
                                                                                  -----------              --------
Total distributions                                                              (443,979,967)         (112,938,941)
                                                                                 ------------          ------------

Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                                        405,868,224           878,268,002
   Class B shares                                                                  65,287,042           171,897,559
   Class C shares                                                                   2,099,164             1,842,554
   Class Y shares                                                                  31,692,638           105,153,485
Reinvestment of distributions at net asset value
   Class A shares                                                                 328,572,011            92,913,479
   Class B shares                                                                  69,163,239            11,999,356
   Class C shares                                                                     419,928                    --
   Class Y shares                                                                  19,804,936               336,121
Payments for redemptions
   Class A shares                                                                (406,078,129)         (765,189,473)
   Class B shares (Note 2)                                                        (28,867,826)          (31,035,784)
   Class C shares (Note 2)                                                           (274,447)               (9,936)
   Class Y shares                                                                 (22,204,659)          (18,560,565)
                                                                                  -----------           -----------
Increase (decrease) in net assets from capital share transactions                 465,482,121           447,614,798
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                          (103,877,018)          350,808,562
Net assets at beginning of period                                               1,824,037,808         1,473,229,246
                                                                                -------------         -------------
Net assets at end of period                                                    $1,720,160,790        $1,824,037,808
                                                                               ==============        ==============

See accompanying notes to financial statements.

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                                                     SEMIANNUAL REPORT -- 2001 9

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Notes to Financial Statements
AXP Equity Select Fund, Inc.

(Unaudited as to May 31, 2001)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in growth stocks of medium-sized companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 109 shares of capital stock at $18.38 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights.
The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates
(e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service.
Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates;
those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party.
The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if

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10 AXP EQUITY SELECT FUND


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the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The
Fund also may buy and write put and call options on these futures contracts.
Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation.
The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains
(losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions

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                                                    SEMIANNUAL REPORT -- 2001 11


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made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Equity Select Fund, Inc. to the Lipper Multi-Cap Growth
Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $544,458 for the six months ended May 31, 2001.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service
Corporation (AECSC) maintains shareholder accounts and records. The Fund pays
AECSC an annual fee per shareholder account for this service as follows:

o Class A $19.00
o Class B $20.00
o Class C $19.50
o Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

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12 AXP EQUITY SELECT FUND


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Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,444,746 for Class A, $82,726 for Class B and $477 for Class C for the six months ended May 31, 2001.

During the six months ended May 31, 2001, the Fund's custodian and transfer agency fees were reduced by $48,488 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express
Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $753,097,311 and $680,930,957, respectively, for the six months ended May 31, 2001. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $37,500 for the six months ended May 31, 2001.

4. LENDING OF PORTFOLIO SECURITIES
As of May 31, 2001, securities valued at $36,881,911 were on loan to brokers.
For collateral, the Fund received $37,866,900 in cash and U.S. government securities valued at $798,866. Income from securities lending amounted to $464,663 for the six months ended May 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                      Six months ended May 31, 2001
                              Class A       Class B     Class C        Class Y
Sold                        34,186,320     5,774,999    185,764       2,660,632
Issued for reinvested
  distributions             27,657,552     6,109,827     37,096       1,660,095
Redeemed                   (34,027,130)   (2,447,843)   (21,807)     (1,847,641)
                           -----------    ----------    -------      ----------
Net increase (decrease)     27,816,742     9,436,983    201,053       2,473,086
                            ----------     ---------    -------       ---------

                                        Year ended Nov. 30, 2000
                              Class A      Class B      Class C*       Class Y
Sold                        47,150,764     9,529,052    100,457       5,633,788
Issued for reinvested
  distributions              5,339,558       710,786         --          19,306
Redeemed                   (41,024,860)   (1,716,764)      (565)       (987,119)
                           -----------    ----------       ----        --------
Net increase (decrease)     11,465,462     8,523,074     99,892       4,665,975
                            ----------     ---------     ------       ---------

* Inception date was June 26, 2000.

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                                                    SEMIANNUAL REPORT -- 2001 13


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6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended
May 31, 2001.

7. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

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14 AXP EQUITY SELECT FUND




8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Nov. 30,                                     2001(f)        2000         1999         1998         1997

Net asset value, beginning of period                             $16.35       $16.90       $14.59       $15.76       $14.71

Income from investment operations:

Net investment income (loss)                                       (.04)        (.09)        (.04)         .03          .05

Net gains (losses) (both realized and unrealized)                  (.92)         .83         3.87         1.29         2.93

Total from investment operations                                   (.96)         .74         3.83         1.32         2.98

Less distributions:

Dividends from net investment income                                 --           --           --         (.03)        (.06)

Distributions from realized gains                                 (3.98)       (1.29)       (1.51)       (2.46)       (1.87)

Excess distributions from net investment income                      --           --         (.01)          --           --

Total distributions                                               (3.98)       (1.29)       (1.52)       (2.49)       (1.93)

Net asset value, end of period                                   $11.41       $16.35       $16.90       $14.59       $15.76

Ratios/supplemental data

Net assets, end of period (in millions)                          $1,338       $1,462       $1,318       $1,044         $976

Ratio of expenses to average daily net assets(c)                  1.12%(d)      .95%         .93%         .82%         .83%

Ratio of net investment income (loss)
   to average daily net assets                                    (.70%)(d)    (.50%)       (.26%)        .24%         .39%

Portfolio turnover rate (excluding short-term securities)           40%         106%          78%          80%          63%

Total return(e)                                                  (6.82%)       3.93%       28.70%        9.96%       23.56%


Class B

Per share income and capital changes(a)

Fiscal period ended Nov. 30,                                     2001(f)        2000         1999         1998         1997

Net asset value, beginning of period                             $15.78       $16.46       $14.34       $15.60       $14.63

Income from investment operations:

Net investment income (loss)                                       (.08)        (.18)        (.12)        (.01)        (.01)

Net gains (losses) (both realized and unrealized)                  (.89)         .79         3.75         1.21         2.85

Total from investment operations                                   (.97)         .61         3.63         1.20         2.84

Less distributions:

Distributions from realized gains                                 (3.98)       (1.29)       (1.51)       (2.46)       (1.87)

Net asset value, end of period                                   $10.83       $15.78       $16.46       $14.34       $15.60

Ratios/supplemental data

Net assets, end of period (in millions)                            $294         $279         $151          $80          $41

Ratio of expenses to average daily net assets(c)                  1.90%(d)     1.72%        1.71%        1.58%        1.59%

Ratio of net investment income (loss)
   to average daily net assets                                   (1.54%)(d)   (1.27%)      (1.04%)       (.52%)       (.35%)

Portfolio turnover rate (excluding short-term securities)           40%         106%          78%          80%          63%

Total return(e)                                                  (7.22%)       3.19%       27.69%        9.12%       22.62%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 15




Class C

Per share income and capital changes(a)

Fiscal period ended Nov. 30,                                     2001(f)      2000(b)

Net asset value, beginning of period                             $15.78       $17.74

Income from investment operations:

Net investment income (loss)                                       (.07)        (.08)

Net gains (losses) (both realized and unrealized)                  (.89)       (1.88)

Total from investment operations                                   (.96)       (1.96)

Less distributions:

Distributions from realized gains                                 (3.98)          --

Net asset value, end of period                                   $10.84       $15.78

Ratios/supplemental data

Net assets, end of period (in millions)                              $3           $2

Ratio of expenses to average daily net assets(c)                  1.90%(d)     1.72%(d)

Ratio of net investment income (loss)
   to average daily net assets                                   (1.33%)(d)   (1.35%)(d)

Portfolio turnover rate (excluding short-term securities)           40%         106%

Total return(e)                                                  (7.13%)     (11.05%)


Class Y

Per share income and capital changes(a)

Fiscal period ended Nov. 30,                                     2001(f)        2000         1999         1998         1997

Net asset value, beginning of period                             $16.41       $16.94       $14.60       $15.77       $14.72

Income from investment operations:

Net investment income (loss)                                       (.03)        (.05)        (.01)         .04          .06

Net gains (losses) (both realized and unrealized)                  (.93)         .81         3.87         1.29         2.93

Total from investment operations                                   (.96)         .76         3.86         1.33         2.99

Less distributions:

Dividends from net investment income                                 --           --           --         (.04)        (.07)

Distributions from realized gains                                 (3.98)       (1.29)       (1.51)       (2.46)       (1.87)

Excess distributions from net investment income                      --           --         (.01)          --           --

Total distributions                                               (3.98)       (1.29)       (1.52)       (2.50)       (1.94)

Net asset value, end of period                                   $11.47       $16.41       $16.94       $14.60       $15.77

Ratios/supplemental data

Net assets, end of period (in millions)                             $85          $81           $4          $--          $--

Ratio of expenses to average daily net assets(c)                   .97%(d)      .82%         .85%         .75%         .70%

Ratio of net investment income (loss)
   to average daily net assets                                    (.56%)(d)    (.33%)       (.21%)        .31%         .54%

Portfolio turnover rate (excluding short-term securities)           40%         106%          78%          80%          63%

Total return(e)                                                  (6.77%)       4.05%       28.90%       10.03%       23.68%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16 AXP EQUITY SELECT FUND


Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Six months ended May 31, 2001 (Unaudited).

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 17

Investments in Securities

AXP Equity Select Fund, Inc.
May 31, 2001 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (98.6%)
Issuer                                                Shares            Value(a)

Airlines (1.2%)
Skywest                                              700,000         $19,880,000

Banks and savings & loans (0.4%)
Investors Financial Services                         100,000           6,513,000

Building materials & construction (1.4%)
Martin Marietta Materials                            500,000          24,685,000

Chemicals (3.3%)
Sigma-Aldrich                                      1,200,000          57,144,000

Communications equipment & services (2.6%)
CIENA                                                300,000(b)       16,245,000
Finisar                                            1,100,000(b)       16,555,000
Time Warner Telecom Cl A                             300,000(b)       12,285,000
Total                                                                 45,085,000

Computer software & services (6.6%)
BMC Software                                         900,000(b)       21,510,000
Intuit                                               300,000(b)        9,618,000
Manugistics Group                                    500,000(b)       17,955,000
Peregrine Systems                                    600,000(b)       16,614,000
Sungard Data Systems                                 800,000(b)       47,584,000
Total                                                                113,281,000

Computers & office equipment (9.1%)
Acxiom                                               600,000(b)       10,170,000
Advent Software                                      100,000(b)        6,526,000
Dendrite Intl                                        600,000(b)        6,012,000
DST Systems                                          400,000(b)       21,260,000
Fair, Isaac & Co                                     350,000          26,250,000
Fiserv                                             1,000,000(b)       55,110,000
Juniper Networks                                     300,000(b)       12,759,000
McData Cl B                                          600,000(b,d)     18,480,000
Total                                                                156,567,000

Electronics (9.4%)
American Power Conversion                          1,250,000(b)       20,300,000
Maxim Integrated Products                          1,100,000(b)       56,122,000
Micrel                                               400,000(b)       12,208,000
Microchip Technology                                 800,000(b)       18,360,000
Novellus Systems                                     600,000(b)       28,740,000
PMC-Sierra                                           250,000(b)        7,825,000
Waters                                               350,000(b)       17,388,000
Total                                                                160,943,000

Energy (8.7%)
Apache                                               400,000          23,820,000
Devon Energy                                         400,000          23,284,000
EOG Resources                                        450,000          20,200,500
Murphy Oil                                           500,000          42,025,000
Newfield Exploration                                 500,000(b)       17,590,000
Pogo Producing                                       800,000          23,080,000
Total                                                                149,999,500

Energy equipment & services (3.0%)
Ensco Intl                                           900,000          28,989,000
Tidewater                                            500,000          23,455,000
Total                                                                 52,444,000

Financial services (4.1%)
Legg Mason                                           600,000          27,450,000
Paychex                                            1,100,000          42,273,000
Total                                                                 69,723,000

Health care (14.1%)
Alza                                               1,200,000(b)       56,580,000
Apogent Technologies                                 700,000          17,038,000
Biogen                                               450,000(b)       27,139,500
Biomet                                             1,100,000          49,137,000
Idec Pharmaceuticals                                 400,000(b)       24,640,000
Immunex                                              600,000(b)        9,480,000
Invitrogen                                           450,000(b)       32,224,500
Medimmune                                            300,000(b)       11,961,000
Techne                                               500,000(b)       16,505,000
Total                                                                244,705,000

Health care services (6.7%)
Community Health Systems                             850,000(b)       21,683,500
Express Scripts Cl A                                 300,000(b)       28,962,000
First Health Group                                   100,000(b)        5,020,000
Health Management Associates Cl A                  1,100,000(b)       19,536,000
LifePoint Hospitals                                  250,000(b)        8,350,000
Lincare Holdings                                     550,000(b)       31,922,000
Total                                                                115,473,500

Industrial equipment & services (4.8%)
Cintas                                               900,000          41,976,000
Fastenal                                             600,000(d)       40,266,000
Total                                                                 82,242,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18 AXP EQUITY SELECT FUND

Issuer                                                Shares            Value(a)

Insurance (0.3%)
HCC Insurance Holdings                               200,000          $4,958,000

Media (3.4%)
Catalina Marketing                                   700,000(b)       23,380,000
Univision Communications Cl A                        800,000(b)       34,984,000
Total                                                                 58,364,000

Multi-industry conglomerates (4.3%)
Danaher                                              400,000          25,192,000
DeVry                                                600,000(b)       20,040,000
Robert Half Intl                                   1,000,000(b)       28,200,000
Total                                                                 73,432,000

Restaurants & lodging (4.9%)
Brinker Intl                                       1,300,000(b)       31,915,000
Cheesecake Factory (The)                             900,000(b)       31,293,000
Starbucks                                          1,100,000(b)       21,472,000
Total                                                                 84,680,000

Retail (6.8%)
99 Cents Only Stores                                 700,000(b)       19,075,000
Whole Foods Market                                 1,000,000(b)       57,270,000
Williams-Sonoma                                    1,200,000(b)       40,416,000
Total                                                                116,761,000

Textiles & apparel (2.2%)
Abercrombie & Fitch                                  900,000(b)       37,107,000

Utilities -- electric (1.3%)
Calpine                                              450,000(b)       22,185,000

Total common stocks
(Cost: $1,623,237,213)                                            $1,696,172,000

Short-term securities (3.8%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.8%)
Federal Home Loan Bank Disc Nts
         06-13-01               4.23%             $5,000,000          $4,992,380
         06-22-01               4.59               5,200,000           5,185,264
         06-29-01               4.21               2,000,000           1,993,233
Federal Home Loan Mtge Corp Disc Nts
         07-10-01               3.90              19,400,000          19,316,363
         07-20-01               4.12               5,000,000           4,970,738
Federal Natl Mtge Assn Disc Nts
         06-21-01               4.58               3,300,000           3,291,215
         06-28-01               4.70               1,900,000           1,893,466
         08-03-01               3.92               1,300,000           1,290,756
         08-09-01               3.88               4,700,000           4,663,444
Total                                                                 47,596,859

Commercial paper (1.0%)
Morgan Stanley, Dean Witter, Discover & Co
         07-10-01               4.62               7,000,000           6,968,500
Salomon Smith Barney
         06-18-01               4.05                 500,000             498,990
Societe Generale North America
         08-10-01               4.00               3,900,000           3,869,233
Toyota Motor Credit
         06-04-01               4.66               5,000,000(c)        4,997,411
UBS Finance (Delaware)
         06-11-01               4.67               1,500,000           1,497,800
Total                                                                 17,831,934

Total short-term securities
(Cost: $65,434,726)                                                  $65,428,793

Total investments in securities
(Cost: $1,688,671,939)(e)                                         $1,761,600,793

Notes to investments in securities
(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(d) Security is partially or fully on loan. See Note 4 to the financial statements.

(e) At May 31, 2001, the cost of securities for federal income tax purposes was approximately $1,688,672,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 201,699,000
     Unrealized depreciation                                       (128,770,000)
                                                                   ------------
     Net unrealized appreciation                                  $  72,929,000
                                                                  -------------

--------------------------------------------------------------------------------
                                                    SEMIANNUAL REPORT -- 2001 19

AXP Equity Select Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INVPX    Class B: IDQBX
Class C: N/A      Class Y: IESYX

                                          PRSRT STD AUTO
                                           U.S. POSTAGE
                                               PAID
                                             AMERICAN
                                             EXPRESS

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

S-6435 R (7/01)